UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 4, 2010 (January 29, 2010)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Tai'an City, Shandong
People's Republic of China		271000
(Address of Principal Executive Offices)		(Zip Code)

86-538 -620-2306
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On January 27, 2010, China Biologic Products, Inc. (the "Company") notified The Nasdaq Stock Market, Inc. ("Nasdaq") that Dr. Jie Gan, an independent director and a member of the Company's Audit Committee, Nominating Committee and Compensation Committee resigned from her positions on the Board for personal reasons, and that as a result, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires the Company's Board of Directors to consist of at least a majority of independent directors (as defined by Nasdaq Listing Rule 5605(a)(2)). In accordance with Nasdaq Listing Rule 5605(b)(1)(A), the Company had a "cure period" of until the earlier of its next annual meeting of stockholders or April 8, 2010 to regain compliance with the rule; provided, however, that if the annual stockholders meeting occurs no later than 180 days following the event that caused the failure to comply with the requirement, the Company instead had 180 days from such event, or until July 7, 2010, to regain compliance.

On January 29, 2010, the Company received notice from Nasdaq advising that, as result of Dr. Gan's ceasing to be a director, the Company was not in compliance with Nasdaq Listing Rule 5605(b)(1) and confirming that the Company must regain compliance with this requirement by July 7, 2010.

On February 4, 2010, the Board of Directors of the Company, appointed Dr. Xiangmin Cui to serve as a director on the Company's board of directors, effective immediately, to fill the vacancy left by the departure of Dr. Jie Gan. Dr. Cui was also appointed to serve on each of the Company's Audit Committee, Nominating Committee and Compensation Committee. Dr. Cui meets the definition of independence contained in Rule 5605(a)(2) of the Listing Rules of The Nasdaq Stock Market, Inc.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, the Board of Directors of the Company, appointed Dr. Xiangmin Cui to serve as a director on the Company's board of directors, effective immediately, to fill the vacancy left by the departure of Dr. Jie Gan on January 8, 2010, for personal reasons. Dr. Cui was also appointed to serve on each of the Company's Audit Committee, Nominating Committee and Compensation Committee.

Dr. Cui, aged 41, is a Principal at Bay City Capital LLC ("Bay City"), a venture capital firm managing approximately $1.5 billion of capital invested across various healthcare sectors. Prior to joining Bay City in 2006, Dr. Cui was Director of Strategic Investment Planning for Southern Research Institute, an organization that discovered and developed six anti-cancer drugs that have been approved by the U.S. Food and Drug Administration. Prior to that, Dr. Cui co-founded Pan Pacific Pharmaceuticals, a U.S. biotech company, and Hucon Biopharmaceuticals, a PRC pharmaceutical company. He served as the Chief Scientific Officer and Executive Vice President of Pan Pacific Pharmaceuticals from 1998 to 2002 and Chief Executive Officer and President of Hucon Biopharmaceuticals 2003 to 2005, respectively. In these positions, he led the efforts to evaluate and acquire several key technologies in the fields of oncology, infectious and inflammatory diseases. Dr. Cui was also a co-founder of CNetwork, a San Francisco based non-profit organization dedicated to serving Chinese communities in North America. He received his Ph.D. in Cancer Biology from Stanford University, and his B.S. in Molecular Biology from Peking University.

Dr. Cui is not, and has not been, a participant in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K. There is no family relationship between Dr. Cui and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Dr. Cui meets the definition of independence contained in Rule 5605(a)(2) of the Listing Rules of The Nasdaq Stock Market, Inc.

On February 4, 2010, the Company entered into the Company's form of Independent Director Agreement and Indemnification Agreement with Dr. Cui. Under the terms of the Independent Director Agreement, the Company agreed to pay Dr. Cui a fee of $1,500 per month as compensation for the services to be provided by him as an Independent Director. Under the terms of the Indemnification Agreement, the Company agreed to indemnify Dr. Cui against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by him in connection with any proceeding, provided that he has acted in good faith and in the best interests of the Company. The Company also granted Dr. Cui, options to purchase 20,000 shares of the Company's common stock under the Company's 2008 Equity Incentive Plan (the "2008 Plan"), which options will have an exercise price of $10.66, and will vest in two equal portions over 12 months, with an initial vesting date of August 4, 2010 and a final vesting date of February 4, 2010. This brief description of the terms of the Independent Director Agreement and Indemnification Agreement is qualified by reference to the provisions of the agreements attached to this report as Exhibits 10.1 and 10.2. The Company's form of Stock Option Agreement under the 2008 Plan is incorporated herein by reference to Exhibit 10.5 to the Company's current report on Form 8-K filed on May 13, 2008.

The Company's press release issued on or prior to the date of this Current Report on Form 8-K, disclosing the receipt of the Nasdaq notice and announcing the appointment of Dr. Xiangmin Cui, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

10.1	Independent Director Agreement, dated as of February 4, 2010, by and between China Biologic Products, Inc. and Dr. Xiangmin Cui.

10.2	Indemnification Agreement, dated as of February 4, 2010, by and between China Biologic Products, Inc. and Dr. Xiangmin Cui.

10.3*	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K filed on March 13, 2008).

99.1	Press Release, dated February 4, 2010

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* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2010	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Independent Director Agreement, dated as of February 4, 2010, by and between China Biologic Products, Inc. and Dr. Xiangmin Cui.

10.2	Indemnification Agreement, dated as of February 4, 2010, by and between China Biologic Products, Inc. and Dr. Xiangmin Cui.

10.3*	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K filed on March 13, 2008).

99.1	Press Release, dated February 4, 2010

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* Incorporated by reference